================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 2004

                      CHAMPION COMMUNICATION SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        001-12565                                        76-00448005
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)

                           ---------------------------

                          1610 WOODSTEAD CT., SUITE 330
                           THE WOODLANDS, TEXAS 77380
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (281) 362-0144
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

================================================================================

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under "Item 12. Results of Operations and Financial Condition," including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "EXCHANGE ACT") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On December 1, 2004, Champion Communication Services, Inc. issued a press release announcing its results of operations and financial condition for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 EXHIBITS

99.1 Press release dated December 1, 2004, issued by Champion Communication Services, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHAMPION COMMUNICATION SERVICES, INC.
                                    (Registrant)



Date:  December 1, 2004             By:  /s/ Pamela R. Cooper
                                       ----------------------------------------
                                         (Signature)
                                         Chief Financial Officer, Secretary and
                                         Treasurer

                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION
--------------     -----------
99.1               Press release dated December 1, 2004, issued by Champion
                   Communication Services, Inc.